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                                                                    Exhibit 10.6



                              ABINGTON SAVINGS BANK

                             Abington, Massachusetts

                        SENIOR MANAGEMENT INCENTIVE PLAN


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                              ABINGTON SAVINGS BANK
                             Abington, Massachusetts


                                 INCENTIVE PLAN


                                Table of Contents

                                                                                                             Page

                    Introduction and Highlights of

                    Incentive Plan............................................................................1-2

                    Incentive Plan

                    Section I - Definitions.....................................................................3

                    Section 11 - Participation..................................................................4

                    Section III - Activating the Plan...........................................................4

                    Section IV - Calculation of Awards..........................................................4

                    Section V - Distribution of Awards..........................................................5

                    Section VI - Plan Administration............................................................5

                    Section VII - Amendment, Modification, Suspension

                                    or Termination..............................................................5

                    Section VIII - Effective Date...............................................................6

                    Section IX - Employer Relations with Participants...........................................6

                    Section X - Governing Law...................................................................6

                    Section XI - President's Discretion.........................................................6



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                              ABINGTON SAVINGS BANK

                             Abington, Massachusetts

                         INTRODUCTION AND HIGHLIGHTS OF

                                 INCENTIVE PLAN

Thomas Warren and Associates has been retained by the Abington Savings Bank to develop an incentive plan. It is important to examine the benefits which accrue to the organization through the operation of the incentive plan. The plan impacts directly on senior officers - those most critical to the bank's success
- and its purpose can be summarized as follows:

    * PROVIDES MOTIVATION: The opportunity for incentive awards provides executives with the impetus to "stretch" for challenging, yet attainable, goals.

    * PROVIDES RETENTION: by enhancing the bank's competitive compensation posture.

    * PROVIDES MANAGEMENT TEAM BUILDING: by making the incentive award dependent on the attainment of bank goals, a "team orientation" is fostered among the participant group.


    * PROVIDES COMPETITIVE COMPENSATION STRATEGY: The implementation of incentive arrangements is common in the banking industry today.

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The highlights of the incentive plan included in the following pages are as follows:

       1. The recommended plan is competitive compared with similar sized banks and the banking industry in general.

       2. The Board of Directors controls all aspects of the Plan.

       3. Senior Officers are participants.

       4. The financial criteria necessary for plan operation consists of an ROE and Individual Objectives goals that are directly related to the bank's strategic business plan.

       5. Incentive distributions range from 0% of base salary (did not meet goal) to 40% of base salary (maximum performance under plan).

       6. Award distribution would be made during the first quarter for the prior year's performance.

       7. The categories of incentive plan participants are as follows:

                                    POSITION                               RANGE OF BONUS AWARDS

                              President & CEO                                       0% - 40%

                              Executive Vice President                              0% - 35%

                              Senior Vice President & Treasurer

                              Senior Officers                                       0% - 30%


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                              ABINGTON SAVINGS BANK

                             Abington, Massachusetts


The Board of Directors of Abington Savings Bank has established this Incentive Plan. The PURPOSE of the plan is to meet and exceed financial goals and to promote a superior level of performance relative to the bank's competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the bank's financial goals as well as recognition of individual achievements for plan participants.

SECTION I - DEFINITIONS

         Various terms used in the plan are defined as follows:

         BASE SALARY: the base salary at the end of the plan year, excluding any bonuses, contributions to employee benefit programs, or other compensation not designated as salary.

         BOARD OF Directors: The Board of Directors of Abington Savings Bank.

         PRESIDENT & CEO: President and CEO Abington Savings Bank.

         MANAGEMENT PERFORMANCE GOALS: Those pre-set objectives and goals which are required to activate distribution of awards under the plan.

         COMPENSATION COMMITTEE: The Compensation Committee of the Board of Directors of the Bank.

         PLAN PARTICIPANT: An eligible employee of the bank designated by the President & CEO and approved by the Compensation Committee for participation for the Plan Year.

         PLAN YEAR: The calendar year.

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SECTION 11 - ELIGIBILITY TO PARTICIPATE

To be eligible for an award under the plan, a plan participant must be in the full-time service of the bank at the start and close of the calendar year. If a plan participant leaves the employ of the bank during the plan year, he/she is not eligible to receive an award. However, if the active full-time service with the bank of a participant in the plan is terminated by death, disability, retirement, or if the participant is on an approved leave of absence, the President may recommend an award to such a participant based on the proportion of the plan year that he/ she was in active service with the bank. The plan participants for the plan year are set forth in Appendix A.

SECTION III - ACTIVATING THE PLAN

The operation of the plan is predicated on attaining and exceeding management performance goals. The goals will consist of ROE and Individual Objectives. The performance goals for the plan year are set forth in Appendix B.

SECTION IV - CALCULATION OF AWARDS

The Compensation Committee designates a rate of distribution for the executive award. The actual rate of distribution is based upon bank performance. The full Board of Directors will approve the final award distributions.

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SECTION V - DISTRIBUTION OF AWARDS

Distribution of awards will be made during the first quarter following the plan year. Distribution of the bonus award must be approved by the Compensation Committee. IN THE EVENT OF DEATH, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the bank's group life insurance program, or in the absence of a valid designation, to the participant's estate.

SECTION VI - PLAN ADMINISTRATION

The Compensation Committee shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan under such rules as the Board of Directors of the bank may establish.

Any decision made or action taken by the Bank, the Board of Directors, or the Compensation Committee arising out of, or in connection with, the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

No member of the Board of Directors, Compensation Committee, or employee of the bank shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

SECTION VII - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

The bank reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or part of the plan at the end of any plan year. The Compensation Committee will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the plan.

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SECTION VIII - EFFECTIVE DATE OF THE PLAN

The initial effective date of the plan shall be January 1, 1999 and the January I of each calendar year for succeeding plan years.

SECTION IX - EMPLOYER RELATION WITH PARTICIPANTS

Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.

SECTION X - GOVERNING LAW

Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Massachusetts. In the event of relevant changes in the Internal Revenue Code, related rulings and regulations, or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

SECTION XI - PRESIDENT'S DISCRETION

The President & CEO will review the amounts to be awarded to individual participants in the incentive plan. No award will be made to a participant whose normal performance appraisal does not meet acceptable standards. The President may recommend to the Compensation Committee an adjustment to a bonus award for an individual if their performance warrants. Board of Directors may adjust the President & CEO's bonus award.

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                                                                     APPENDIX A

                        1999 INCENTIVE PLAN PARTICIPANTS





                              INTENTIONALLY OMITTED

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                                                                     APPENDIX B

                              ABINGTON SAVINGS BANK

                             Abington, Massachusetts


                             1999 PERFORMANCE GOALS




                              INTENTIONALLY OMITTED